        JOHN HANCOCK LIFE INSURANCE COMPANY VARIABLE ANNUITY ACCOUNT H JOHN HANCOCK LIFE INSURANCE COMPANY VARIABLE ANNUITY ACCOUNT U JOHN HANCOCK LIFE INSURANCE COMPANY VARIABLE ANNUITY ACCOUNT V

        JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY VARIABLE ACCOUNT I JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY VARIABLE ACCOUNT JF

      SUPPLEMENT DATED FEBRUARY 11, 2008 TO PROSPECTUSES DATED MAY 1, 2007

This Supplement is intended to supplement annuity prospectuses dated May 1, 2007 that describe certain variable annuity contracts issued by John Hancock Life Insurance Company or by John Hancock Variable Life Insurance Company. The prospectuses bear the title of one or more of the following variable annuity contracts:

  Accommodator Variable Annuity             Patriot Variable Annuity
  Accommodator 2000 Variable Annuity        Revolution Access Variable Annuity
  Declaration Variable Annuity              Revolution Extra Variable Annuity
  Independence Variable Annuity             Revolution Value Variable Annuity
  Independence 2000 Variable Annuity        Revolution Value II Variable Annuity
  Independence Preferred Variable Annuity   Wealth Builder Variable Annuity

We call each of these prospectuses an "Annuity Prospectus."

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You should read this Supplement together with the Annuity Prospectus for the
Contract you purchased, and retain both documents for future reference. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Office at1-800-824-0335 to request a free copy. You may also visit our website at www.jhannuities.com.
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PROPOSED MERGER OF GROWTH & INCOME TRUST INTO QUANTITATIVE ALL CAP TRUST

This Supplement describes a proposed merger of the Growth and Income Trust into another Fund that corresponds to the Variable Investment Options described in the Prospectuses.

At a meeting held on December 13-14, 2007, the Board of Trustees of John Hancock Trust approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Growth & Income Trust will be merged into the Quantitative All Cap Trust.

The Plan requires the approval of the shareholders of the Growth & Income Trust, and a shareholders meeting to approve the Plan has been scheduled for April 14, 2008. If the Plan is approved by shareholders, it is expected that the merger will take place immediately after the close of business on April 25, 2008.

You can find a full description of each Fund, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Fund in the prospectus for that Fund. You can find a full description of each Fund, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Fund in the prospectus for that Fund. YOU CAN OBTAIN A COPY OF THE FUND'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE OFFICE AT 1-800-824-0335. YOU SHOULD READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                                                          333-81103   033-82648
                                                          002-38827   033-64947
                                                          033-34813   333-84769
                                                          033-15672   333-84767
                                                          033-82646   333-81127